UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 11, 2011

AMBASSADORS GROUP, INC.

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Building, 2001 S Flint Road, Spokane, WA 99224
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)      Because of his significant number of business interests, Joseph J. Ueberroth resigned as a director of Ambassadors Group, Inc. (the “Company”) effective August 11, 2011.   Mr. Ueberroth’s resignation did not relate to any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AM AMBASSADORS GROUP, INC.

Date: August 12, 2011	By: By:	/s/ Anthony F. Dombrowik	/s/
ChJ.Anthony F. Dombrowik Chief Financial Officer (Principal Financial Officer)